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                                 EXHIBIT 4.1


                                    [LOGO]

                          GENESIS MEDIA GROUP, INC.



                      NUMBER                    SHARES


INCORPORATED UNDER THE LAWS                  SEE REVERSE FOR CERTAIN DEFINITIONS
OF THE STATE OF DELAWARE                              CUSIP 371934 20 9



This Certifies that


is the record holder of

     FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK, $.001 PAR VALUE, OF

     -----------------------  GENESIS MEDIA GROUP, INC.  -----------------------

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar. WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:



                                       [SEAL]




PRESIDENT                              TREASURER



COUNTERSIGNED AND REGISTERED:



TRANSFER AGENT  AND REGISTRAR


BY:

              AUTHORIZED SIGNATURE
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     The Corporation shall furnish without charge to each stockholder who so requests a statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock of the Corporation or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Such requests shall be made to the Corporation's Secretary at the principal office of the Corporation.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:


TEN COM -- as tenants in common.

TEN ENT -- as tenants by the entireties.

JT TEN -- as joint tenants with right of survivorship and not as tenants in common.

UNIF GIFT MIN ACT -- ...................... Custodian ...................
(Cust)          (Minor)
under Uniform Gifts to Minors Act ..............................................
                                             (State)

UNIF TRF MIN ACT -- ................. Custodian (until age ................)
(Cust)              (Minor)
under Uniform Transfers to Minors Act ......................................
                                                                         (State)


Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED, ____________________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

_____________________________
/           /
/           /
_____________________________


_______________________________________________________________________________
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

_______________________________________________________________________________
_______________________________________________________________________________
________________________________________________________________________ Shares
of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

______________________________________________________________________ Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

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Dated _____________________________

                    X ___________________________________________
                    X ___________________________________________
                    NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT
                    MUST CORRESPOND WITH THE NAME(S) AS
                    WRITTEN UPON THE FACE OF THE
                    CERTIFICATE IN EVERY PARTICULAR,
                    WITHOUT ALTERATION OR ENLARGEMENT OR
                    ANY CHANGE WHATEVER.




Signature(s) Guaranteed






By _________________________________________________
THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE
GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS
AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP
IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM),
PURSUANT TO S.E.C. RULE 17Ad-15.